UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2011

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34172	98-0589183
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Else-Kroener-Strasse 1 61352 Bad Homburg v.d.H. Germany
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +49 (6172) 608 0

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 4, 2011, Fresenius Kabi Pharmaceuticals Holding, Inc. (the “Company”) filed a Form 25 with the NASDAQ and the United States Securities and Exchange Commission (the “SEC”) with respect to its contingent value rights (“CVRs”) that are listed on the NASDAQ Capital Market. The Form 25 will delist the contingent value rights from the NASDAQ and deregister the CVRs under Section 12(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”). In addition, the NASDAQ suspended trading in the CVRs effective the close of trading on March 4, 2011. On or about March 15, 2011, the Company intends to suspend its reporting requirements under the Exchange Act pending deregistration of the CVRs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

Date: March 4, 2011	By:	/s/ Richard J. Tajak
Richard J. Tajak Chief Financial Officer